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                                                                    Exhibit 23.1

   CONSENT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 22, 2003, in the Registration Statement (Form S-4) and related Prospectus of VICORP Restaurants, Inc. dated July 9, 2004.

                                                /s/ Ernst & Young LLP


Denver, Colorado
July 7, 2004